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                                                                     Exhibit 4.1


          Number            [LOGO OF CROSS COUNTRY]              Shares
        CC

            COMMON STOCK                               COMMON STOCK


                              CROSS COUNTRY, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 22748P 10 5

          This Certifies that


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

          is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

CROSS COUNTRY, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                              CROSS COUNTRY, INC.
                                    CORPORATE
                                      SEAL
                                      1999
                                    DELAWARE


/s/ [ILLEGIBLE]                                        /s/ [ILLEGIBLE]

                                                            PRESIDENT AND
CHIEF FINANCIAL OFFICER                                CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                          SUNTRUST BANK

                                                                TRANSFER AGENT
                                                                 AND REGISTRAR

By
                                                          AUTHORIZED SIGNATURE

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                              CROSS COUNTRY, INC.

     The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and of the qualifications, limitation or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in its entirety according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT -                     as Custodian for
     TEN ENT - as tenants by the entireties                                -------------------
     JT TEN  - as joint tenants with right                                 ------------------------------------
               of survivorship and not as tenants                                         (Minor)
               in common                                                   under Uniform Gifts to Minors Act of

                                                                           ------------------------------------
                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto
                       --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated
      ----------------------------------------



                                            ------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


                   SIGNATURE(S) GUARANTEED:
                                            ------------------------------------
                                            THE SIGNATURES SHOULD BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C.
                                            RULE 17Ad.15.